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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) May 27, 2004


                               -------------------




                            SCS TRANSPORTATION, INC.
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             (Exact name of registrant as specified in its charter)






          Delaware                   0-49983               48-1229851
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  (State or other jurisdiction     (Commission           (IRS Employer
        of incorporation)          File Number)        Identification No.)




     4435 Main Street, Suite 930, Kansas City, Missouri         64111
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    (Address of principal executive offices)                 (Zip Code)




       Registrant's telephone number, including area code (816) 960-3664
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                                   No Changes.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

The Board of Directors elected Linda J. French as a Class III director of the Corporation for a term expiring at the 2005 annual meeting of stockholders. She was also appointed as a member of the Board's Nominating and Governance and Compensation Committees. The Company issued a press release announcing French's election, which is attached as Exhibit 99.1.

ITEM 7.  EXHIBITS.

99.1     Press release of SCS Transportation, Inc. dated June 1, 2004.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       SCS TRANSPORTATION, INC.
                                                       ------------------------
                                                                   (Registrant)

                       Date: June 1, 2004        By: /s/ James J. Bellinghausen
                             ------------            --------------------------
                                                         James J. Bellinghausen
                                                  Vice President of Finance and
                                                        Chief Financial Officer